SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A
                               (Amendment No. 1)

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 28, 2005
                                                  ----------------

                               ENERGENX, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            NEVADA                      000-50739             20-1044677
    ----------------------------      ------------        ------------------
    (State or other jurisdiction      (Commission            (IRS Employer
         of incorporation)            File Number)        Identification No.)

      6200 EAST COMMERCE LOOP, POST FALLS, IDAHO             83854
      ------------------------------------------          ------------
      (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code  (208) 665-5553
                                                    --------------

        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

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ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On January 28, 2005, the board of directors of Energenx, Inc. unanimously passed resolutions dismissing the independent accounting firm Beckstead and Watts, LLP, Certified Public Accountants, 3340 Wynn Road, Suite B, Las Vegas, Nevada 89102 and appointing the independent accounting firm Williams & Webster, PS., Certified Public Accountants, 601 W. Riverside, Suite 1940, Spokane, Washington 99201 to audit the financial statements of Energenx for the year ending December 31, 2004. The board of directors dismissed the accounting firm Beckstead and Watts because that firm had performed the audits for Edward II, Inc., the blank check reporting company that Energenx merged with on December 28, 2004 and was not familiar with the business of Energenx, the surviving corporation.

      In its audit of Edward II, Beckstead and Watts had expressed substantial doubt about the ability of Edward II, Inc. the blank check pre-merger corporation, to continue as a going concern because Edward II, Inc. had had limited operations at the time of the audit and had not commenced planned principal operations. Beckstead and Watts' report on the audited financial statements of Edward II did not contain an adverse opinion or a disclaimer of opinion nor was it modified as to uncertainty, audit scope, or accounting principles, except for the going concern paragraph. There were no disagreements at the most recent fiscal year end and any subsequent interim period through the date of dismissal with Beckstead and Watts concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure by either Edward II or Energenx. As Energenx was the surviving corporation in the merger transaction the board of directors decided that the independent auditors of the pre-merger corporation Energenx, Williams & Webster, PS., should continue in that capacity.

SECTION 9   FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

16.1  Letter of Beckstead and Watts, LLP, independent auditors

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENERGENX, INC.

                                           By:   /s/  GARY A. BEDINI
                                           -----------------------------
                                                      Gary A. Bedini
                                                      President
                                                      Chief Executive Officer

DATED:  February 22, 2005


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